UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934

              Date of Event Requiring Report: December 11, 2000
                                             ------------------


                         LIGHT MANAGEMENT GROUP, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

                                    NEVADA
        (State or other jurisdiction of incorporation or organization)

            002-97360-A                      59-2091510
      (Commission File Number)      (IRS Employer Identification Number)


             3060 Mainway, Suite 301, Burlington, Ontario L7M 1A3
             ----------------------------------------------------
                   (Address of principal executive offices)

                                (800) 465-9216
                                --------------
             (Registrant's telephone number, including area code)

Item 4.           Changes in Registrant's Certifying Accountant

      Light Management Group, Inc., a Nevada corporation (the "Company"), filed a Form 8-K on December 11, 2000 to disclose that its Board of Directors retained Feldman, Sherb & Co., P.C. as the Company's auditor for the fiscal year ended December 31, 2000.

      Simultaneous with such filing, the Company provided its previous auditor, James E. Slayton, C.P.A. ("Slayton"), a copy of such disclosure and a request that Slayton furnish a letter addressed to the Commission stating whether he agrees with the statements made in such filing and, if not, stating the respects in which he does not agree.

      On March 27, 2001, Slayton presented to the Company his response stating he agrees with the Company's statements made in such filing. The Company is filing Slayton's response herewith as an Exhibit.


                                     SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Dated this 29th day of March 2001.

                                    Light Management Group, Inc.



                                    By: /s/ Dr. Donald Iwacha
                                    -------------------------------------
                                    Dr. Donald Iwacha, President

                                INDEX TO EXHIBITS


                SEC
Exhibit No.  Ref. No.  Description
     A          16     Letter from James E. Slayton, CPA dated March 27, 2001

                                                                       Exhibit A



James E. Slayton, CPA
------------------------------------------------------------------------------

2858 West Market Street
Suite C
Fairlawn, Ohio 44333
1-330-864-3553

Securities and Exchange Commission                    March 27, 2001
Chief Accountant
Washington, D.C. 20549

Dear madam/sir,

I have been notified that I have been replaced as the accountant for Light Management Group (the Company). I previously reported on the Company's financial statements for the period ending December 31, 1999. The letter terminating my appointment was dated October 9, 2000.

The audit report dated December 31, 1999, was unqualified.

I did not have any disagreements with management concerning the company's financial statements during the audit or to the present time. I have read the Company's statements contained in the amended Form 8-K and agree with them except that I am not in a position to agree with the Company's statement that the change was approved by the Board of Directors, that the Company's unaudited statements did not reconcile with December 31, 1999 statements or that Feldman, Sherb & Co., P.C. was not engaged regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

Sincerely,


/s/ James E. Slayton

James E. Slayton